UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 23, 2018

MONITRONICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	333-110025	74-2719343
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1990 Wittington Place

Farmers Branch, Texas 75234

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 243-7443

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

Support Agreement Termination

As previously reported by Monitronics International, Inc. (“MONI”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2018 (the “Prior 8-K”), on October 30, 2018, Ascent Capital Group, Inc. (“Ascent”) and MONI, its wholly owned subsidiary, entered into an Amended and Restated Transaction Support Agreement (the “Support Agreement”) with certain holders (the “Consenting Noteholders”) collectively owning or controlling an aggregate principal amount of MONI’s 9.125% Senior Notes due 2020 (the “Old Notes”) representing approximately 66% of the outstanding Old Notes and a group of lenders for the Term B-2 Loans under the Amended and Restated Credit Agreement, dated as of March 23, 2012, among MONI, as borrower, Bank of America, N.A., as administrative agent and letter of credit issuer, Citibank, N.A. and Credit Suisse AG, Cayman Islands Branch, as co-syndication agents, U.S. Bank National Association, as documentation agent and the lenders party thereto (as subsequently amended from time to time, the “Credit Agreement”) holding over 50% of the aggregate outstanding principal amount of the Term B-2 Loans (collectively, the “Consenting Term B-2 Lenders”) who committed to support and fully participate in the proposed Transactions (as defined in the Support Agreement).  The discussion summarizing the terms and conditions of the Support Agreement contained in “Item 1.01. Entry into a Material Definitive Agreement.” of the Prior 8-K is incorporated by reference into this Item 1.02.

On December 23, 2018, the Requisite Consenting Term B-2 Lenders (as defined in the Support Agreement) provided Ascent, MONI and the Consenting Noteholders with a notice of termination under the Support Agreement asserting that the Support Agreement has been terminated, effective immediately upon delivery of such notice of termination, because Ascent and MONI had materially breached the Support Agreement by failing to consummate the Transactions on or prior to December 12, 2018 as required by the Support Agreement.

Termination of Supplemental Indenture

On November 20, 2018, MONI and certain guarantors entered into a third supplemental indenture (the “Supplemental Indenture”), to the indenture governing the Old Notes (the “Old Notes Indenture”) with U.S. Bank National Association, as trustee, giving effect to certain proposed amendments to the Old Notes Indenture (the “Proposed Amendments”).  On December 24, 2018, Ascent issued a press release announcing that MONI has terminated the Exchange Offers and the Consent Solicitations (as defined below).  As a result, in accordance with the provisions of the Supplemental Indenture, the terms of the Supplemental Indenture are null and void and the Old Notes Indenture and the Old Notes will continue in full force and effect without any modification or amendment by the Supplemental Indenture. The discussion summarizing certain terms and conditions of the Supplemental Indenture contained in “Item 1.01. Entry into a Material Definitive Agreement.” of MONI’s Current Report on Form 8-K filed with the SEC on November 21, 2018 is incorporated by reference into this Item 1.02.

Termination of Amendment to the Credit Agreement

On November 13, 2018, MONI entered into Amendment No. 8 to the Credit Agreement (the “Credit Agreement Amendment”).  As a result of the termination of the Exchange Offers, the Amendment No. 8 Effective Date (as defined in the Credit Agreement Amendment) will not occur before January 31, 2019 and, therefore, the amendments to the Credit Agreement contained in the Credit Agreement Amendment are null and void and of no further effect.  The discussion summarizing certain terms and conditions of the Credit Agreement Amendment contained in “Item 1.01. Entry into a Material Definitive Agreement.” of MONI’s Current Report on Form 8-K filed with the SEC on November 15, 2018 is incorporated by reference into this Item 1.02.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained under the Caption “Termination of Supplemental Indenture” under Item 1.02 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 8.01.  Other Events.

On December 11, 2018, Ascent issued a press release announcing that MONI commenced a new offer to exchange (the “Exchange Offer”) up to $585,000,000 aggregate principal amount of MONI’s 5.500%/6.500% Senior Secured Second Lien Cashpay/PIK Notes due 2023 (the “New Notes”) to be issued for validly tendered (and not validly withdrawn) 9.125% Senior Notes due 2020 of MONI (the “Old Notes”) and, in conjunction with the Exchange Offer, the solicitation (the “Consent Solicitation”) of consents by MONI to the Proposed Amendments. The Exchange Offer and Consent Solicitation were made concurrently with, and on the same terms as, an existing exchange offer (together with the Exchange Offer, the “Exchange

Offers”) and consent solicitation (together with the Consent Solicitation, the “Consent Solicitations”) reported by MONI in its Current Report on Form 8-K filed with the SEC on November 5, 2018.

On December 24, 2018, Ascent issued a press release announcing that MONI has terminated the Exchange Offers and the Consent Solicitations.  A copy of the press release announcing the termination of the Exchange Offers and Consent Solicitations is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Old Notes, the New Notes or any other securities, nor shall there be any offer, solicitation or sale of the Old Notes, the New Notes, or any other securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Ascent Capital Group, Inc. on December 24, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2018

MONITRONICS INTERNATIONAL, INC.

	By:	/s/ William E. Niles
		Name:	William E. Niles
		Title:	Executive Vice President and Secretary